UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2006
Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671

(States or other jurisdictions of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)
7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)
Registrants’ telephone number, including area code: (913) 661-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Index
Unaudited Interim Condensed Consolidated Balance Sheets

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Ferrellgas, Inc. Unaudited Balance Sheets
     We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.15 — Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of April 30, 2006 and July 31, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.

By:	Ferrellgas, Inc., its general partner

Date: October 12, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.
Date: October 12, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS, L.P.

By:	Ferrellgas, Inc., its general Partner

Date: October 12, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.
Date: October 12, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index
Exhibit 99.15 — Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of April 30, 2006 and July 31, 2005.